Leases - Schedule of Recognized Profit or Loss (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Leases [Abstract]
Depreciation expense of right-of-use assets		$ 13,112	$ 8,407	$ 6,624
Interest expense	[1]	3,775	3,473	2,605
Expenses relating to variable payment leases		159	197	224
Expense relating to short-term leases		455	303	286
(Gain) / Loss on lease termination		(68)	197
Total		$ 17,433	$ 12,577	$ 9,739

[1]	The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2025, 2024 and 2023 of approximately US$0.2 million, US$0.2 million and US$0.2 million, respectively. See Note 13.